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                      SUPPLEMENT TO THE FEBRUARY 28, 2006

                              SCHWAB TARGET FUNDS

                                   PROSPECTUS

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF DECEMBER 6, 2006.

UNDER THE SECTION TITLED "FUND MANAGEMENT," THE FOLLOWING PORTFOLIO MANAGER BIOGRAPHY FOLLOWS THAT OF TOM BROWN:

CAROLINE LEE, a director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           (CHARLES SCHWAB LOGO)

Charles Schwab & Co., Inc. Member SIPC
REG 36356 (12/06) (C)2006 All Rights Reserved